EX-7.f

                                 AMENDMENT NO. 7
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of January 16, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new investment funds and update fund names. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment #6, is hereby replaced by the attached Schedule B-2.





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


Jackson National Life Insurance Company              ACE Tempest Life Reinsurance Ltd.
of New York

By  LISA C. DRAKE                                    By  HUAN TSENG


Name Lisa C. Drake                                   Name Huan Tseng
     -------------                                        ----------

Title  SVP & Chief Actuary                           Title  SVP and Chief Pricing Officer
       -------------------                                  -----------------------------

Date  January 22, 2007                               Date Jan 15, 2007
      ----------------                                    ------------



                                                   SCHEDULE B-2

                                 Subaccounts Subject to this Reinsurance Agreement

-------------------------------------------------------- ----------------------------------------------------- ---------------------
FUND NAME                                                COMMENT                                               PRODUCT AVAILABILITY
-------------------------------------------------------- ----------------------------------------------------- ---------------------
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/AIM Large Cap Growth Fund                            2/18/2004 merged with JNL/AIM Premier Equity II Fund  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/AIM Real Estate Fund                                 New 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/AIM Small Cap Growth Fund                                                                                  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Alger Growth Fund                                                                                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Credit Suisse Global Natural Resources               New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Credit Suisse Long/Short                             New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Eagle Core Equity Fund                                                                                     All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Eagle SmallCap Equity Fund                                                                                 All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/FMR Balanced Fund                                    Subadvisor changed from Janus on 2/18/04              All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/FMR Mid-Cap Equity Fund                              Subadvisor changed from Janus on 2/18/04. Name        All
                                                         changed from JNL/FMR Capital Growth Fund
                                                         effective 5/1/2006
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Franklin Templeton Founding Strategy                 New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Franklin Templeton Global Growth                     New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Franklin Templeton Income Fund                       New fund effective 5/1/2006                           All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Franklin Templeton Small Cap Value Fund              New 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Franklin Templeton Mutual Shares                     New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Goldman Sachs Mid Cap Value Fund                     New 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Goldman Sachs Short Duration Bond Fund               New fund effective 5/1/2006                           All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/JPM International Equity Fund                        Named changed from JNL/Putnam International
                                                         Equity Fund on 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/JPMorgan International Value Fund                                                                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Lazard Emerging Markets Fund                         New fund effective 5/1/2006                           All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Lazard Mid Cap Value Fund                                                                                  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Lazard Small Cap Value Fund                                                                                All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management 25 Fund                   Subadvisor changed from Curian effective 2/18/04.     All
                                                         Effective 5/1/2006, the JNY version was merged into
                                                         the JNL version.
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management Bond Index Fund                                                                  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Communications Sector     Subadvisor changed from Curian effective 2/18/04      All
Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Consumer Brands Sector    Subadvisor changed from Curian effective 2/18/04      All
Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Oil & Gas Sector Fund     Subadvisor changed from Curian effective 2/18/04.     All
                                                         Name changed from JNL/Mellon Capital Mangement
                                                         Energy Sector Fund on 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management Enhanced S&P 500 Stock     Subadvisor was Curian between 12/15/03 and 2/18/04    All
Index Fund                                               and JPMorgan prior  to 12/15/03
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Financial Sector Fund     Subadvisor changed from Curian effective 2/18/04      All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Global 15 Fund                                                                  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management International Index Fund                                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management JNL 5 Fund                Effective 10/4/04                                     All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management JNL Optimized 5 Fund       New fund effective 5/1/2006                           All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Healthcare Sector Fund    Subadvisor changed from Curian effective 2/18/04.     All
                                                         Name changed from JNL/Mellon Capital Mangement
                                                         Pharmaceutical/Healthcare Sector Fund on 5/2/05
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management S&P 400 MidCap Index Fund  Subadvisor was Curian between 12/15/03 and 2/18/04    All
                                                         and Mellon Capital Management prior to 12/15/03
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management S&P 500 Index Fund         Subadvisor was Curian between 12/15/03 and 2/18/04    All
                                                         and Mellon Capital  Management prior to 12/15/03
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----

JNL/ Mellon Capital  Management  Select  Small-Cap Fund  Effective  5/1/2006,  All the JNY version was merged
Subadvisor  changed from Curian effective 2/18/04.       into the JNL version.

-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management Small Cap Index Fund       Subadvisor was Curian between 12/15/03 and 2/18/04    All
                                                         and Mellon Capital Management prior to 12/15/03
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Technology Sector Fund    Subadvisor changed from Curian effective 2/18/04      All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management Dow SM Dividend            New fund effective 1/17/2006                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Dowsm 10 Fund             Name changed effective 1/17/2006                      All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management S&P(R) 10 Fund            Name changed effective 1/17/2006                      All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Mellon Capital Management S&P (R) 24 Fund            New fund effective 5/1/2006                           All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management VIP Fund                  Effective 10/4/2004                                   All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Nasdaq(R) 15 Fund         Effective 10/4/2004                                   All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/ Mellon Capital Management Value Line(R) 25 Fund     Effective 10/4/2004                                   All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Oppenheimer Global Growth Fund                                                                             All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Oppenheimer Growth Fund                                                                                    All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/PIMCO Real Return                                    New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/PIMCO Total Return Bond Fund                                                                               All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/PPM America Value Equity                             Name changed from JNL/Putnam Value Equity Fund on     All
                                                         1/16/2007
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Putnam Equity Fund                                                                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Putnam Midcap Growth Fund                                                                                  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Putnam Value Equity Fund                                                                                   All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Disciplined Moderate                             New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Disciplined Moderate Growth                      New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Disciplined Growth                               New 1/16/2007                                         All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P  Managed Growth Fund                             Prior to 10/4/04 named JNL/S&P Moderate Growth        All
                                                         Fund I. On 10/4/04 merged with JNL/S&P Core Index
                                                         100 Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Managed Aggressive Growth Fund                   Prior to 10/4/04 named JNL/S&P Aggressive Growth      All
                                                         Fund I. On 10/4/04 merged with JNL/S&P Equity Growth
                                                         Fund I, JNL/S&P Equity Aggressive
                                                         Growth Fund I,  JNL/S&P Very Aggressive Growth
                                                         Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P
                                                         Core Index 75 Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Managed Conservative Fund                        Effective 10/4/04                                     All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Managed Moderate Fund                            Effective 10/4/04                                     All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Managed Moderate Growth Fund                     Prior to 10/4/04 named JNL/S&P Conservative Growth    All
                                                         Fund I
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Retirement Income                                New fund effective 1/17/2006                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Retirement 2015                                  New fund effective 1/17/2006                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Retirement 2020                                  New fund effective 1/17/2006                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/S&P Retirement 2025                                  New fund effective 1/17/2006                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Select Balanced Fund                                 Prior to 10/4/04 named JNL/PPM America Balanced Fund  All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Select Global Growth Fund                            Formerly JNL/Janus Global Equities Fund               All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Select Large Cap Growth Fund                         Formerly JNL/Janus Aggressive Growth Fund             All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Select Money Market Fund                             Prior to 10/4/04 named JNL/PPM America Money Market   All
                                                         Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Select Value Fund                                    Prior to 10/4/04 named PPM JNL/PPM America Value      All
                                                         Fund
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/T. Rowe Price Established Growth Fund                JNL/Alliance Capital Growth Fund was merged with      All
                                                         this fund 5/2/05.
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/T. Rowe Price Mid-Cap Growth Fund                                                                          All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/T. Rowe Price Value Fund                                                                                   All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Western Asset High Yield Bond Fund                   Effective 10/4/04. JNL/PPM America High Yield Bond    All
                                                         Fund was merged into this on 10/4/04. Name changed
                                                         from JNL/Salomon Brothers High Yield Bond Fund
                                                         effective 5/1/2006 and from JNL/Western High Yield
                                                         Bond Fund effective 1/16/2007.
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----

JNL/Western Asset Strategic Bond Fund                    Name changed from JNL/Salomon Brothers Strategic Bond All
Formerly  JNL/Salomon Brothers Global Bond               Fund effective 5/1/2006 and from JNL/Western
Fund.                                                    Strategic Bond Fund effective 1/16/2007.

-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
JNL/Western Asset U.S. Govt. & Quality Bond Fund         Name changed from JNL/Salomon Brothers U.S. Govt.     All
                                                         & Quality Bond Fund Fund effective 5/1/2006 and
                                                         from JNL/Western U.S. Govt. & Quality
                                                         Bond effective 1/16/2007.
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----


-------------------------------------------------------- ----------------------------------------------------- -----
--------------------------------------------------------------------------------------------------------------------
JNL GENERAL ACCOUNT
--------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------- ----------------------------------------------------- -----
Guaranteed Five Year Fixed                                                                                     All
                                                                                                               but
                                                                                                               Focus
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
Guaranteed One Year Fixed                                                                                      All
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
Guaranteed Seven Year Fixed                                                                                    All
                                                                                                               but
                                                                                                               Focus
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----
Guaranteed Three Year Fixed                                                                                    All
                                                                                                               but
                                                                                                               Focus
-------------------------------------------------------- ----------------------------------------------------- -----
-------------------------------------------------------- ----------------------------------------------------- -----

-------------------------------------------------------- ----------------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------------- --------------
S&P 500 Composite Stock Price Index - 9 Year Period      Only available prior to 10/4/04                      Perspective II
-------------------------------------------------------- ----------------------------------------------------- --------------
-------------------------------------------------------- ----------------------------------------------------- --------------




JNL NY ACE 2003 TREATY SCHEDULE B-2 AMENDMENT # 7